UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2018

NEUROMETRIX, INC.
(Exact name of registrant as specified in charter)

Delaware	001-33351	04-3308180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Winter Street, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 890-9989
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The NeuroMetrix, Inc. (the “Company”) Annual Meeting of Stockholders was held on May 1, 2018 (the “Annual Meeting”) at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111. Of the Company’s 7,141,940 shares of common stock issued and outstanding and eligible to vote as of the record date of March 6, 2018, a quorum of 5,462,028 shares, or 76.5% of the eligible shares, was present in person or represented by proxy. Each of the matters set forth below is described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 9, 2018. The following actions were taken at the Annual Meeting:

(a)
Election of the following nominees as Class II Directors of the Company, each to serve until the Company’s 2021 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal.

	Voted For	Withheld Authority
Shai N. Gozani, M.D., Ph.D.	553,733	255,309
David Van Avermaete	634,018	175,024

After the meeting, Timothy R. Surgenor continued to serve as the Company’s Class I Director for a term which expires in 2020, and David E. Goodman, M.D. and Nancy E. Katz continued to serve as the Company’s Class III Directors for terms which expire in 2019.

(b)
Approval of the Company’s Tenth Amended and Restated 2004 Stock Plan, which increases the number of shares of the common stock authorized for issuance thereunder by 400,000 shares, thereby increasing the total reserved shares under the Tenth Amended and Restated 2004 Stock Plan from 728,945 shares to 1,128,945 shares. The voting results for this proposal were 514,864 votes for, 261,046 votes against, and 33,132 votes abstaining, with 4,652,986 broker non-votes.

(c)
Approval of the Company’s Fourth Amended and Restated 2010 Employee Stock Purchase Plan, which increases the number of shares of the common stock authorized for issuance thereunder by 150,000 shares, thereby increasing the total reserved shares under the Fourth Amended and Restated 2010 Employee Stock Purchase Plan from 19,893 shares to 169,893 shares. The voting results for this proposal were 531,384 votes for, 243,852 votes against, and 33,806 votes abstaining, with 4,652,986 broker non-votes.

(d)
Ratification of the selection of Moody, Famiglietti & Andronico, LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2018.  The voting results were 4,743,979 votes for, 256,366 votes against, and 461,683 votes abstaining, with no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Date: May 1, 2018	/s/	THOMAS T. HIGGINS
Thomas T. Higgins
Senior Vice President, Chief Financial Officer
and Treasurer

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